SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 of 15(d) of
                    The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):

                             January 25, 1994


                           BANC ONE CORPORATION
          (Exact name of registrant as specified in its charter)

                                   Ohio
              (State or other jurisdiction of incorporation)


        1-8552                              31-0738296
(Commission File Number)        (IRS Employer Identification No.)


               100 East Broad Street, Columbus, Ohio   43271
            (Address of Principal Executive Offices) (Zip Code)


             Registrant's telephone number, include area code:

                               614/248-5944


       (Former name or former address, if changed since last report



Item 5.   Other Events.

On January 25, 1994 the Board of Directors of BANC ONE CORPORATION declared a 10% stock dividend on BANC ONE Common Stock and authorized the purchase of up to 10 million shares of BANC ONE Common Stock for use in the acquisition of Premier Bancorp, Inc. A copy of the press release announcing such action is annexed hereto and incorporated herein by reference as Exhibit 28.1.

On January 26, 1994, Mid States Bancshares, Inc., Moline, Illinois, with whom BANC ONE has executed a Merger Agreement, postponed the shareholders' meeting held to approve the transaction. A copy of the press release of Mid States Bancshares announcing such postponement is annexed hereto and incorporated herein by reference as Exhibit 28.2.


Item 7.   Financial Statements and Exhibits.

          Exhibit 28.1   BANC ONE CORPORATION
                         Press Release dated January 25, 1994

          Exhibit 28.2   Mid States Bancshares, Inc.
                         Press Release dated January 27, 1994



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC ONE CORPORATION
                                      (Registrant)


Date:  January 27, 1994            By:  WILLIAM C. LEITER
                                        William C. Leiter
                                        Controller and Chief
                                        Accounting Officer